Exhibit 3.35

CERTIFICATE OF INCORPORATION

(All shares without par value)

Certificate of Incorporation of Roux Distributing Co. Inc. pursuant to Article Two of the Stock Corporation Law.

The undersigned, for the purpose of forming a corporation pursuant to Article Two of the Stock Corporation Law of the State of New York do certify:

1.          The name of the proposed corporation shall be Roux Distributing Co. Inc.

2.          The purposes for which it is formed are to distribute, manufacture, prepare, buy, sell, deal in, trade in, lease, import and export toilet preparations of every description including Illegible if colorings, tints and dyes; cosmetics; toilet, face, borated, bath, baby, sachet and perfumed powders; bath, toilet and perfumed and antiseptic soaps; perfumes, colognes and toilet waters; hair tonics, hair bleaches, henna, hair rinses and washes, hair dressings, dandruff remedies; skin whiteners, lotions, fresheners and skin foods and beauty preparations; rouges, powders, shadon and eye brow and eyelash colorings, tints and penoils; massage creams, cold cream; vanishing cream; balms, lotions, pomades, ointments and salves. Nail polishes, bleaches and cuticle removers; baby oils, vanilla extracts, deodorants, depilatories, witon nazel, rubbing alcohol, astringents, dentifrices, mouthwashes, gargles; shaving creams, powders sticks, and soaps; mineral oils, sea salt, smelling salts; tooth brushes, combs, brushes vanities, nail files, and cuticle scissors, paper towels and tissues; jars, bottles, tubes and containers of every descriptions; chemical and scientific products, preparations and compounds.

This corporation shall have the power to acquire and carry on any going-business and the good will and property or any part thereof of any firm, person, or corporation engaged in a business similar to the business, of this corporation and to pay for the same in cash, stocks, bonds or otherwise, and to assume any or all of the liabilities of any such corporation; to purchase, acquire, sell, deal in, mortgage, pledge, hypothecate, hold, exchange or dispose of the stocks, bonds, notes, mortgages, debenture, or other evidences of indebtedness of every description of any corporation, domestic or foreign, and to issue in exchange therefore its own stock, bonds or other obligations, and while the owner of any such stocks, to exercise all the rights of owners over the same including the right to vote thereon; to buy or otherwise acquire and to sell, hold, own or improve real property or any interest therein and rights of every description which may lawfully be owned or acquired, improved or unimproved, in this or any other state, Country or Possession and to mortgage, lease or otherwise deal with such property; to buy or otherwise acquire, sell, exchange, possess, lease, mortgage or improve property of every description, real or personal, which may lawfully be acquired and held; to apply for, obtain or otherwise acquire, own, use, sell, assign or otherwise dispose of trademarks and names, letters patent, licenses copyrights, invention, processes and similar property; to make, acquire and perform all contracts necessary or incidental to the advancement Illegible the objects of the corporation; to do all things consistent with the laws relating to corporations, necessary and proper to accomplish Illegible further any of the objects, powers or purposes of the corporation herein contained, and all things pertaining or incidental to or in any wise connected therewith, insofar as the same are consistent with the laws under which the corporation is organized. The purposes and powers herein contained shall be deemed independent, each of the other, and no purpose or power is intended to limit or restrict any other purpose or power.

3.          The total number of shares that may be issued by the corporation is 1,000, all of which are to be without par value and all of which are to be of the same class.

4.          The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issues shares having par values, plus the aggregate amount of consideration received by the corporation for the issuance of shares without par value, plus such amounts as from time to time, by resolution of the Board of Directors, may be transferred thereto.

5.          The office of the corporation shall be located in the city of New York, county of New York, State of New York, and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation, which may be served upon him, is 1841 Park Avenue, New York 35, N. Y.

6.          The duration of the corporation shall be perpetual.

7.          The number of directors of the corporation shall be not less than three nor more than five.

8.          The directors of the corporation need not be stockholders.

9.          The following are the names and post-office addresses of the directors of the corporation until the first annual meeting of stockholders:

Names	Post-Office Addresses

George Kremer	40 Benedict Place Pelham, New York

George Kremer, Jr.	224 Storer Avenue New Rochelle, New York

Charles H. Mount	77 Wilson Street Hartsdale, New York

10.          The following are the names and post-office address of each subscriber of this certificate of incorporation and a statement of the number of shares of stock which each agrees to take:

Names	Post-Office Addresses	No. of Shares

George Kremer	40 Benedict Place Pelham, New York	3

George Kremer, Jr.	224 Storer Avenue New Rochelle, New York	1

Charles H. Mount	77 Wilson Street Hartsdale, New York	1

11.          All of the subscribers hereof are of full age, are citizens of the United States and are residents of the State of New York. All of the persons named as directors are citizens of the United States and are residents of the State of New York.

12.          The Secretary of State of the State of New York is here by designated as the agent of the corporation upon whom process in any action or proceeding against it may be served.

IN WITNESS WHEREOF, we have made and subscribed this certificate in triplicate this 25th day of January, 1946.

/s/ George Kremer
George Kremer, Jr.
Charles H. Mount

STATE OF NEW YORK	)
COUNTY OF NEW YORK	: ss
CITY OF NEW YORK	)

On this 25 day of January; Nineteen Hundred and Forty-six, before me personally came GEORGE KREMER, GEORGE KREMER, JR., and CHARLES H. MOUNT, to me Known and known to me to be the persons described in and who executed the foregoing certificate, and individually and severally duly acknowledged to me that they executed the same.

/s/ Henry Silverman

Henry Silverman, Notary Public
New York County Clerk’s No. 315
New York County Reg. No. 168-S-7
Commission Expires March 30, 1947

[Seal]

CERTIFICATE OF INCORPORATION

ROUX DISTRIBUTING CO. INC.

STATE OF NEW YORK

DEPARTMENT OF STATE

FILED     JAN 28 1946

Tax   $50

Filing Fee   $40

ILLEGIBLE

Secretary of State

By /s/ ILLEGIBLE

Roux Distributing Company

1841 Park Avenue,

New York 35, NY

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER OF ROUX DISTRIBUTING CO.,
INC. WITH ROUX LABORATORIES, INC.

CERTIFICATE OF MERGER of Roux Distributing Co., Inc., With Roux Laboratories; Inc., pursuant to section 85 of the Stock Corporation Law.

The undersigned, Roux Distributing Co., Inc., pursuant to section 85 of the Stock Corporation Law, certifies:

1. Roux Distributing Co., Inc. is a stock corporation duly organized and existing under the Laws of the State of New York.

2. This corporation own, one hundred percentum of the outstanding shares of the stock of Roux Laboratories, Inc., which is a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation.

3. At a meeting of the board of directors of this corporation, duly called and held on the 10th day of December 1956, the following resolutions were adopted:

WHEREAS, this corporation, Roux Distributing Co., Inc. a stock corporation organized and existing under the Laws of the State of New York, now owns one hundred percentum of the outstanding shares of Roux Laboratories, Inc., a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation, and

WHEREAS, it is deemed advisable and expedient and in the interest of its business, that this Corporation merge with the said Roux Laboratories, Inc. and that this corporation acquire and become, and be possessed of all the estate, property, rights, privileges, franchises, trade marks and trade names of the said Roux Laboratories, Inc., now therefore, be it

RESOLVED, that Roux Distributing Co., Inc., merge Roux Laboratories, Inc. and assume all of its obligations; and be it further.

RESOLVED that this corporation relinquish its corporate name and assume in place thereof the name of the merged corporation, to wit, the name Roux Laboratories, Inc.

IN WITNESS WHEREOF, this certificate is executed in duplicate, under the seal and signature of this corporation affixed by its vice-president and its treasurer this 12th day of December 1956.

Roux Distributing Co., Inc.
/s/ George Kremer, Jr
	BY	George Kremer, Jr.
Vice President

Roux Distributing Co., Inc.
/s/ Arthur S. Posner
	BY	Arthur S. Posner
Treasurer

[SEAL]

STATE OF NEW YORK      )  ss:
COUNTY OF NEW YORK   )

          On this 12th day of December 1956 before me personally came George Kremer, Jr. and Arthur S. Posner, to me known, who, being by me duly sworn, did depose and say, and each for himself deposes and says, that he George Kremer, Jr., resides in New York city, State of New York, and is the vice-president of Roux Distributing Co., Inc., the corporation described in and which executed the foregoing instrument; that he, Arthur S. Posner, resides in New York City, New York, and is the treasurer thereof; that he knows the seal of said corporation that the seal affixed to said instrument in such corporate seal; that it was so affixed by order of the board of directors of said corporations, and that he signed his name thereto by like order.

/s/ EVA H. FLETCHER

EVA H. FLETCHER
[SEAL]	Notary Public State of New York
No. 60-6334585
Qualified in Westchester County
Certs Filed with New York County Clerk
Term Expires March 30, 1958

ILLEGIBLE

CERTIFICATE OF MERGER OF ROUX
DISTRIBUTING CO., INC. WITH ROUX LABORATORIES, INC.

ILLEGIBLE

STATE OF NEW YORK

DEPARTMENT OF STATE
FILED DEC 18 1956
TAX   $ none

FILING FEE   $25

ILLEGIBLE

Secretary of State

By /s/ ILLEGIBLE

WILLIAM J. HAYES

111 Broadway

New York 6, New York

STATE OF NEW YORK

DEPARTMENT OF STATE

          I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER OF ROUX LABORATORIES, INC. WITH PARAGON DISTRIBUTING CORPORATION.

CERTIFICATE OF MERGER of Roux Laboratories, Inc., with Paragon Distributing Corporation, pursuant to Section 85 of the Stock Corporation Law.

The undersigned, Roux Laboratories, Inc., pursuant to Section 85 of the Stock Corporation Law, certifies:

1. Roux Laboratories, Inc. is a stock corporation duly organized and existing under the Laws of the State of New York.

2. This corporation owns one hundred percentum of the outstanding shares of the stock of Paragon Distributing Corporation, which is a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation.

3. At a meeting of the board of directors of this corporation, duly called and held on the 11th day of December 1961, the following resolutions were adopted:

WHEREAS, this corporation, Roux Laboratories, Inc. a stock corporation organized and existing under the Laws of the State of New York, now owns one hundred percentum of the outstanding shares of Paragon Distributing Corporation, a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation, and

WHEREAS, it is deemed advisable and expedient and in the interest of its business, that this Corporation merge with the said Paragon Distributing Corporation and that this corporation acquire and become, and be possessed of all the estate, property, rights, privileges, franchises, trade marks and trade names of the said Paragon Distributing Corporation, now therefore, be it.

RESOLVED, that Roux Laboratories, Inc. merge Paragon Distributing Corporation and assume all of its existing and future obligations.

IN WITNESS WHEREOF, this certificate is executed in duplicate, under the seal and signature of this corporation affixed by its president and its treasurer this 13th day of December, 1961.

ROUX LABORATORIES, INC.

By	/s/ George Kremer
George Kremer, Jr. - President

ROUX LABORATORIES, INC.

By	/s/ Bernard Shapiro
Bernard Shapiro - Treasurer

[SEAL]

STATE OF NEW YORK	) ss:
COUNTY OF NEW YORK	)

On this 12th day of December 1961 before me personally came George Kremer, Jr. and Bernard Shapiro, to me known, who, being by me duly sworn, did depose and say, and each for himself deposes and says, that he George Kremer, Jr., resides in New York City, State of New York, and is the president of Roux Laboratories, Inc., the corporation described in and which executed the foregoing instrument; that he, Bernard Shapiro, resides in New York City, New York, and is the treasurer thereof; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

/s/ Eva H. Fletcher

EVA H. FLETCHER
Notary Public, State of New York
No. 60-6334585
Qualified in Westchester County
Certs Filed with New York County Clerk
Term Expires March 30, 1958

CERTIFICATE OF MERGER OF ROUX
LABORATORIES, INC. WITH
PARAGON DISTRIBUTING CORPORATION.

WILLIAM J. HAYES
111 Broadway
New York 6, New York

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED DEC 20 1961

TAX $ none

FILING FEES  $ 30

Secretary of State
By	/s/ ILLEGIBLE

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER OF ROUX LABORATORIES, INC.

WITH ETERNE MANUFACTURING CORPORATION.

CERTIFICATE OF MERGER of Roux Laboratories, Inc. with Eterne Manufacturing Corporation, pursuant to section 85 of the Stock Corporation Law.

The undersigned, Roux Laboratories, Inc., pursuant to section 85 of the Stock Corporation Law, certifies:

1. Roux Laboratories, Inc. is a stock corporation duly organized and existing under the laws of the state of New York.

2. This corporation owns one hundred percentum of the outstanding shares of the stock of Eterne Manufacturing Corporation, which is a stock corporation organized and existing under the laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation.

3. At a meeting of the board of directors of this corporation, duly called and held on the 9th day of May 1963, the following resolutions were adopted:

WHEREAS, this corporation Roux Laboratories, Inc., a stock corporation organized and existing under the laws of the State of New York, now owns one hundred percentum of the outstanding shares of Eterne Manufacturing Corporation, a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation, and

WHEREAS, it is deemed advisable and expedient and in the interest of its business, that this corporation merge with the said Eterne Manufacturing Corporation and that this corporation acquire and become, and be possessed of all estate, property, rights, privileges, franchises, trade marks and trade names of the said Eterne Manufacturing Corporation, now therefore, be it

RESOLVED that Roux Laboratories, Inc. merge Eterne Manufacturing Corporation and assume all or its obligations.

IN WITNESS WHEREOF, this certificate is executed in duplicate, under the seal and signature of this corporation affixed by its vice-president and its treasurer this 14th day of May 1963.

Roux Laboratories, Inc.

	BY	/s/ Charles H. Mount
Charles H. Mount
[Seal]		Vice-President

Roux Laboratories, Inc.

	BY	/s/ Bernard Shapiro
Bernard Shapiro
Treasurer

STATE OF NEW YORK                    ss:
COUNTY OF NEW YORK

On this 14th day of May 1963 before me personally came Charles H. Mount and Bernard Shapiro, to me knows, who, being by me duly sworn, did depose and say, and each for himself deposes and says, that he, Charles H. Mount, resides in Scaresdale, Westchester County, State of New York and is the vice-president of Roux Laboratories, Inc., the corporation described in and which executed the foregoing instrument; that he, Bernard Shapiro, resides in New York City, New York, and is the treasurer thereof that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

/s/ WILLIAM F. NOLL
[SEAL]	WILLIAM F. NOLL, JR. Notary Public State of New York No. 60 2901925 Qualified in West, Co. Certificate filed In New York County Commission Expires March 30, 1965

Illegible

CERTIFICATE OF MERGER OF
ROUX LABORATORIES, INC. WITH
ETERNE MANUFACTURING
CORPORATION

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED MAY 16 1963

TAX $ none
FILING FEE $ 30

Illegible
Secretary of State
By /s/ Illegible

WILLIAM J. HAYES
Attorney at Law
111 Broadway
New York 6, New York

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original,

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.
STATE OF NEW YORK
/s/ Anthony Giardina
DEPARTMENT OF STATE
Anthony Giardina
Executive Deputy Secretary of State

CERTIFICATE OF MERGER OF 110 EAST 153RD ST. CORP.

INTO ROUX LABORATORIES, INC.

CERTIFICATE OF MERGER of 110 East 153rd St. Corp. into Roux Laboratories, Inc., pursuant to section 905 of the Business Corporation Law.

The undersigned, Roux Laboratories, Inc., pursuant to Section 905 of the Business Corporation Law, certifies:

1.       Roux Laboratories, Inc. is a stock corporation duly organized and existing under the Laws of the State of New York.

2.       This corporation, Roux Laboratories, Inc., owns all of the ten (10) shares of common stock without par value which comprise the total issue of the stock of 110 East 153rd St. Corp., which is a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation.

3.       At a meeting of the board of directors of this corporation, Roux Laboratories, Inc., duly called and held on the 11th day of December 1963, the following resolutions were adopted:

WHEREAS, this corporation, Roux Laboratories, Inc., a stock corporation organized and existing under the Laws of the State of New York, now owns all of the ten (10) shares of common stock without par value which comprise the total issue of the stock of 110 East 153rd St. Corp., a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation, and

WHEREAS, it is deemed advisable and expedient and in the interest of its business to adopt this plan whereby 110 East 153rd St. Corp. be merged into this corporation, Roux Laboratories, Inc., and that this corporation acquire and become, and be possessed of all the estate, property, rights, privileges, franchises, trade marks and trade names of the said 110 East 153rd St. Corp., now therefore, be it.

RESOLVED that Roux Laboratories, Inc. merge 110 East 153rd St. Corp. into itself and assume all of its obligations.

IN WITNESS WHEREOF, this certificate is executed in duplicate, under the seal and signature of this corporation affixed by its vice-president and its treasurer this 11th day of December 1963.

Roux Laboratories, Inc.

BY	/s/ Charles H. Mount
Charles H. Mount
Vice-President

Roux Laboratories, Inc.

BY	/s/ Bernard Shapiro
Bernard Shapiro
Treasurer

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Charles H. Mount, being duly sworn deposes and says, that he is the Vice President of Roux Laboratories, Inc., the corporation named in and described in the foregoing certificate. That he has read the foregoing certificate and knows the contents thereof, and that the same is true of his own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

/s/ Charles H. Mount
Charles H. Mount

Sworn to before me this 17th

day of December 1963.

WILLIAM F. NOLL, JR.

Notary Public, State of New York

No. 60 2901925 Qualified in West, Co.

Certificate filed in New York County

Commission Expires March 30, 1965

[SEAL]

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Bernard Shapiro, being duly sworn deposes and says, that he is the Treasurer of Roux Laboratories, Inc., the corporation named in and described in the foregoing certificate. That he has read the foregoing certificate and knows the contents thereof, and that the same is true of his own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

/s/ Bernard Shapiro
Bernard Shapiro

Sworn to before me this 17th

day of December 1963.

/s/ William F. Noll

WILLIAM F. NOLL, JR.

Notary Public, State of New York

No. 60 2901925 Qualified in West, Co.

Certificate filed in New York County

Commission Expires March 30, 1965

[Seal]

CERTIFICATE OF MERGER OF 110 EAST

153RD ST. CORP. INTO ROUX

LABORATORIES, INC.

8/31/50 7838-106

ILLEGIBLE 10 NPV

1841 Park and New York City

Merger new name road 12/11/56

ILLEGIBLE

Roux Distributing Co. Inc.

1/28/46 6588-25

ILLEGIBLE 1000 NPV

5/5/841 park ave

NYC 35

Duplicate original

STATE OF NEW YORK

DEPARTMENT OF STATE

FILED DEC 26 1963

Tax $ None

FILING FEE $ 30

ILLEGIBLE

Secretary of State

By /s/ ILLEGIBLE

William J. Hayes

Attorney at law

111 Broadway

New York 6, New York

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER OF 17TH AVENUE SOUTH CORP.

INTO ROUX LABORATORIES, INC.

CERTIFICATE OF MERGER OF 17TH Avenue South Corp. into Roux Laboratories, Inc., pursuant to section 905 of the Business Corporation Law.

The undersigned, Roux Laboratories, Inc., pursuant to Section 905 of the Business Corporation Law, certifies:

1. Roux Laboratories, Inc. is a stock corporation duly organized and existing under the Laws of the State of New York.

2. This corporation, Roux Laboratories, Inc., owns all of the one thousand (1,000) shares of common stock without par value which comprise the total issue of the stock of 17TH Avenue South Corp., which is a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation.

3. At a meeting of the board of directors of this corporation, Roux Laboratories, Inc., duly called and held on the 30th day of December 1963, the following resolution were adopted:

WHEREAS, this corporation, Roux Laboratories, Inc., a stock corporation organized and existing under the Laws of the State of New York, now owns all of the one thousand (1,000) shares of common stock without par value which comprise the total issue of the stock of 17TH Avenue South Corp., a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation, and

WHEREAS, it is deemed advisable and expedient and in the interest of its business to adopt this plan whereby 17TH Avenue South Corp., be merged into this corporation, Roux Laboratories, Inc., and that this corporation acquire and become, and be possessed of all the estate, property, rights, privileges, franchises, trade marks and trade names of the said 17TH Avenue South Corp., now therefore, be it

RESOLVED that Roux Laboratories, Inc. merge 17TH Avenue South Corp. into itself and assume all of its obligations.

IN WITNESS WHEREOF, this certificate is executed in duplicate, under the seal and signature of this corporation affixed by its vice-president and its secretary this 2nd day of January 1964.

Roux Laboratories, Inc.

BY	/s/ Charles H. Mount
Charles H. Mount
Vice-President

[SEAL]

Roux Laboratories, Inc.

BY	/s/ Charles H. Mount
Charles H. Mount
Secretary

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Charles H. Mount, being duly sworn deposes and says, that he is Vice President of Roux Laboratories, Inc., the corporation named in and described in the foregoing certificate. That he has read the foregoing certificate and knows the contents thereof, and that the same is true of his own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

/s/ Charles H. Mount
Charles H. Mount

Sworn to before me

this 2nd day of January 1964.

ILLEGIBLE

WILLIAM F. NOLL, JR.

Notary Public, State of New York

No. 60.2901925 Qualified in West, Co.

Certificate filed in New York County

Commission Expires March 30, 1965

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Charles H. Mount, being duly sworn deposes and says, that he is the Secretary of Roux Laboratories, Inc., the corporation named in and described in the foregoing certificate, That he has read the foregoing certificate and knows the contents thereof, and that the same is true of his own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

/s/ Charles H. Mount
Charles H. Mount

Sworn to before me

this 2nd day of January 1964.

ILLEGIBLE

WILLIAM F. NOLL, JR.

Notary Public, State of New York

No. 60.2901925 Qualified in West, Co.

Certificate filed in New York County

Commission Expires March 30, 1965

[SEAL]

CERTIFICATE OF MERGER OF 17TH

AVENUE SOUTH CORP. INTO ROUX

LABORATORIES, INC.

417-61 264440

ILLEGIBLE

Merged name ave 12/8/56

(Org) Roux Distributing Co.

1/28/46

ILLEGIBLE

6588-126

S/S 1841 ILLEGIBLE NY 35

1600 NY

(1-28-46)

STATE OF NEW YORK

DEPARTMENT OF STATE

FILED JAN-6, 1964 Original

TAX $ None

FILING FEE $ 30

ILLEGIBLE

Secretary of State

By /s/ ILLEGIBLE

William J. Hayes

Attorney at Law

111 Broadway

New York 6, New York

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

STATE OF NEW YORK	WITNESS my hand and official seal of the Department of State, at the City of Albany,
DEPARTMENT OF STATE	on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

CERTIFICATE OF MERGER OF 1183 REALTY CORP.

INTO ROUX LABORATORIES, INC.

CERTIFICATE OF MERGER of 1183 Realty Corp. into Roux Laboratories, Inc., pursuant to section 905 of the Business Corporation Law.

The undersigned, Roux Laboratories, Inc., pursuant to Section 905 of the Business Corporation Law, certifies:

1.          Roux Laboratories, Inc. is a stock corporation duly organized and existing under the Laws of the State of New York.

2.          This corporation, Roux Laboratories, Inc., owns all of the hundred (100) shares of common stock without par value which comprise the total issue of the stock of 1183 Realty Corp., which is a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation.

3.          At a meeting of the board of directors of this corporation, Roux Laboratories, Inc., duly called and held on the 30th day of December 1963, the following resolutions were adopted:

WHEREAS, this corporation, Roux Laboratories, Inc., a stock corporation organized and existing under the Laws of the State of New York, now owns all of the one hundred (100) shares of common stock without par value which comprise the total issue of the stock of 1183 Realty Corp., a stock corporation organized and existing under the Laws of the State of New York, for, and engaged in business incidental to and correlative with that of this corporation, and

WHEREAS, it is deemed advisable and expedient and in the interest of its business to adopt this plan whereby 1183 Realty Corp. be merged into this corporation, Roux Laboratories, Inc., and that this corporation acquire and become, and be possessed of all the estate, property, rights, privileges, franchises; trade marks and trade names of the said 1183 Realty Corp., now therefore, be it

RESOLVED that Roux Laboratories, Inc. merge 1183 Realty Corp. into itself and assume all of its obligations.

IN WITNESS WHEREOF, this certificate is executed in duplicate, under the seal and signature of this corporation affixed by its vice-president and its secretary this 2nd day of January 1964.

[SEAL]	Roux Laboratories, Inc.

	By	/s/ Charles H. Mount
Charles H. Mount
Vice-President

Roux Laboratories, Inc.

	By	/s/ Charles H. Mount
Charles H. Mount
Secretary

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

Charles H. Mount, being duly sworn deposes and says, that he is the Vice President of Roux Laboratories, Inc., the corporation named in and described in the foregoing certificate. That he has read the foregoing certificate and knows the contents thereof, and that the same is true of his own knowledge, except as to the matters herein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

/s/ Charles H. Mount
Charles H. Mount

Sworn to before me

this 2nd day of January 1964.

ILLEGIBLE

WILLIAM F. NOLL, JR.

Notary Public, State of New York

No. 60.2901925 Qualified in West, Co.

Certificate filed in New York County

Commission Expires March 30, 1965

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

[SEAL]

Charles H. Mount, being duly sworn deposes and says, that he is the Secretary of the Roux Laboratories, Inc., the corporation named in and described in the foregoing certificate. That he has read the foregoing certificate and knows the contents thereof, and that the same is true of his own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

/s/ Charles H. Mount
Charles H. Mount

sworn to before me

this 2nd day of January 1964.

ILLEGIBLE

WILLIAM F. NOLL, JR.

Notary Public, State of New York

No. 60.2901925 Qualified in West, Co.

Certificate filed in New York County

Commission Expires March 30, 1965

[SEAL]

CERTIFICATE OF MERGER OF 1183

REALTY CORP. INTO ROUX

LABORATORIES, INC.

STATE OF NEW YORK

DEPARTMENT OF STATE

FILED JAN-6 1964

TAX $ None

FILING FEE $ 30

ILLEGIBLE

Secretary of State

By ILLEGIBLE Original

William J. Hayes

Attorney at Law

111 Broadway

New York 6, New York

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

February 27, 1970

To:

Mr. John P. Lomenzo

Secretary of State, State of New York

Division of Corporations and state Records

162 Washington Avenue

Albany, New York 12225

Certificate of Change of Address for Service of Process

Under Section 805-A of the Business Corporation Law

1.	The name of the corporation is Roux Laboratories, Inc.

2.	Its Certificate of Incorporation was filed on January 28, 1946 under the name Roux Distributing Company, Inc. On December 18, 1956 a merger took place whereby Roux Laboratories, Inc. was merged into this corporation and simultaneously Roux Distributing Company, Inc., the surviving corporation, changed its name to Roux Laboratories, Inc.

3.	Its Legal residence and official corporate address is and will remain at 1841 Park Avenue, New York, New York 10035.

4.	The address to which the Secretary of State shall mail a copy of process served upon him as agent of the corporation is hereby changed to:

Roux Laboratories, Inc.
Fourteenth Floor
Prudential Building
Jacksonville, Florida 32207

5.	The foregoing change was authorized by the Board of Directors.

The undersigned affirm the truth of the foregoing certificate under penalties of perjury.

Dated:

February 27, 1970	/s/ George Kremer, Jr., President
George Kremer, Jr., President

/s/ Charles H. Mount
Charles H. Mount, Secretary

CERTIFICATE OF CHANGE OF ADDRESS
FOR SERVICE OF PROCESS
UNDER SECTION 805-A OF
THE BUSINESS CORPORATION LAW

Illegible 12/18/56
OF	Roux Distributing Co., Inc.
6588-25
1/28/46
NYC
ROUX LABORATORIES, INC.
S/S
1841 Park Ave
NY 35 NY

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED: MAR 17 1970

TAX $	None
FILING FEE $	10

Secretary of State

By	M. H
31. NY

ROUX LABORATORIES INC.
1841 PARK AVENUE
NEW YORK, N. Y. 10035

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s /Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF CHANGE

OF

ROUX LABORATORIES, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

We, The UNDERSIGNED, George Kremer, Jr. and Charles H. Mount being respectively the President and the Secretary of Roux Laboratories, Inc. hereby certify:

1.      The name of the Corporation is Roux Laboratories, Inc. The name under which the Corporation was formed was Roux Distributing Co., Inc.

2.      The Certificate of Incorporation of said Corporation was filed by the Department of State on the 28th day of January, 1946.

3.      The following changes were authorized by the Board of Directors:

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served on 14th floor, Prudential Bldg., Jacksonville, Florida 32207 him from /illegible to c/o Stephen R. Lang, 1 Chase Manhattan Plaza, New York, New York 10005.

To designate Stephen R. Lang, 1 Chase Manhattan Plaza, New York, New York 10005, as its registered agent, in New York upon whom all process against this Corporation may be served.

IN WITNESS WHEREOF, we have signed this certificate on the illegible day of illegible, 1971 and we affirm the statements contained therein as true under penalties of perjury.

/s /George Kremer

George Kremer, Jr., President

/s /Charles H. Mount

Charles H. Mount, Secretary

CERTIFICATE OF CHANGE

OF

ROUX LABORATORIES, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

Illegible 12/18/56	Illegible NEW YORK
Roux Distributing Co., Inc.	DEPARTMENT OF STATE
6588-75	FILED AUG 2- 1971
1/28/46	Tax $ none
NYC	FILING FEE: $ 10
Illegible 14th floor
Prudential Bldg
Illegible Fla 32207	Illegible
ILLEGIBLE
BREED ABBOTT & MORGAN	Secretary of State
1 CHASE MANHATTAN PLAZA	By /s/ ILLEGIBLE
NEW YORK, N. Y. 10005	31. NY
944-4800

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF CHANGE

OF

ROUX LABORATORIES, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

WE, THE UNDERSIGNED, Sander P. Alexander and Irving B. Sunkin, being respectively the Vice President and the Secretary of Roux Laboratories, Inc. hereby certify.

1.       The name of the Corporation is Roux Laboratories, Inc. The name under which the Corporation was formed was Roux Distributing Co., Inc.

2.       The Certificate of Incorporation of said Corporation was filed by the Department of State on the 28th day of January, 1946.

3.       The following changes were authorized by the unanimous written consent of the Board of Directors of the Corporation.

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served on him from Stephen R. Lang, 1 chase Manhattan Plaza. New York, New York 10005 to Revlon, Inc., 767 Fifth Avenue, New York, New York 10022, Attention: Corporate Secretary.

To revoke the designation of Stephen R. Lang, 1 chase Manhattan Plaza, New York, New York 10005, as its registered agent in the New York.

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this Illegible day of September, 1978.

ROUX LABORATORIES, INC.

/s/ Sander P. Alexander
Sander P. Alexander
Vice President

/s/ Irving B. Sunkin
Irving B. Sunkin
Secretary

CERTIFICATE OF CHANGE

OF

ROUX LABORATORIES, INC.

Under Section 805-A of the
Business Corporation Law

ILLEGIBLE

REVLON 767 Fifth Avenue New York, N.Y. 10022

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.
STATE OF NEW YORK
/s/ Anthony Giardina
DEPARTMENT OF STATE
Anthony Giardina
Executive Deputy Secretary of State

CERTIFICATE OF INCORPORATION

-of-

MEDIDENTA DENTAL SUPPLY CORP.

Under Section 402 or the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

FIRST: The name of the corporation is:

MEDIDENTA DENTAL SUPPLY CORP.

SECOND: The purposes for which it is to be formed are as follows:

1. To own, maintain, conduct and operate a general laboratory business for the dental profession and medical profession, and to buy, sell and generally deal in dental and medical supplies.

2. To ILLEGIBLE acquire patents for, manufacture, buy, sell, export and import and generally deal with and in all instruments, mechanical devices, chairs, furniture, tools, chemicals, medicines, metal alloys, compounds, and every other thing that is or may be used by practicing dentists and physicians, or in dental laboratories; to make teeth, dentures, fillings, crowns, bridges and plates and all other things for tooth repair and substitution.

3. To engage in the manufacture, purchase, sale and distribution, either at wholesale or at retail, of any and all supplies, equipment, facilities, instruments, appliances, preparations, or articles of whatsoever kind useful or convenient in the practice and science of surgery and dentistry.

4. The corporation, in furtherance of its corporate purposes above set forth, shall have all the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided for in the Business Corporation Law or any other statute of the State of New York.

THIRD: The office of the corporation is to be located in the Borough of Queens, Country of Queens, City and State of New York.

FOURTH: The aggregate number of shares which the corporation shall have authority to issue is two hundred (200), which shares are to be without par value.

FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 40-28 58th Street, Woodside, New York.

The undersigned incorporator, or each of them if there are more than one, is of the age of twenty-one years or over.

IN WITNESS WHEREOF, this certificate has been subscribed this 16th day of April, 1970, by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

/s/ Max Mostun
Signature
401 BROADWAY	MAX Mostun
New York City, N.Y. 10013
Address

ILLEGIBLE

CERTIFICATE OF INCORPORATION

OF

MEDIDENTA DENTAL SUPPLY CORP.

Under Section 402 or the Business Corporation Law

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED APR 22 1970

TAX $ 10
FILING FEE $ 50

ILLEGIBLE

	Secretary of State	Filed By:
By	/s/ ILLEGIBLE
	ILLEGIBLE	MAX MOSTUN, Esq.
Office & P.O. Address
401 Broadway
New York, N.Y. 10013

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER

OF

REVLON-REALISTIC  PROFESSIONAL PRODUCTS, INC.

INTO

ROUX LABORATORIES, INC.

(Under Section 905 of the Business Corporation Law)

It is hereby certified by the corporation named herein as the surviving corporation as follows:

FIRST: The Board of Directors of the corporation named herein as the surviving corporation has adopted a plan of merger setting forth the terms and conditions of merging the corporation named herein as the subsidiary corporation into said surviving corporation.

SECOND: The laws of the jurisdiction of incorporation of the corporation named herein as the subsidiary corporation permit a merger of the kind certified herein.

THIRD: The name of the subsidiary corporation to be merged, which was organized under the laws of the State of Ohio on December 27, 1962 is Revlon-Realistic Professional Products, Inc. The name under which said subsidiary corporation was formed is The Realistic Company. The Application for Authority in the State of New York of said corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York on April 27, 1979.

FOURTH: The name of the surviving corporation, the certificate of incorporation of which was filed by the Department of State on January 28, 1946 is Roux Laboratories, Inc. The name under which said corporation was formed is Roux Distributing Co., Inc.

FIFTH: The designation and number of outstanding shares of each class of the subsidiary corporation, all of which are owned by the surviving corporation, as set forth in the plan of merger, are as follows:

DESIGNATION	NUMBER

Common no par value	250

SIXTH: The merger of the subsidiary corporation into the surviving corporation has been authorized under the laws of the jurisdiction of incorporation of the subsidiary corporation.

SEVENTH: The affective date of the merger herein certified, insofar as the provisions of the New York Business Corporation Law govern such effective date, shall be the 31st day of December, 1991.

Date: December 23, 1991

/s/ Wade H. Nichols
Wade H. Nichols III
Vice President
of the Surviving Corporation

/s/ Annamarie Della Fave
Annamarie DellaFave Assistant Secretary
of the Surviving Corporation

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

Wade H. Nichols III, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of merger on behalf of the surviving corporation; that he signed said certificate in the capacity set forth beneath his signature; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

/s/ Wade H. Nichols III
Wade H. Nichols III

Subscribed and sworn to

before me on December 29, 1991.

/s/ Annamarie Della Fave

ANNAMARIE DELLA FAVE
Notary Public, State of New York
NO. 31-Illegible
Qualified in New York County
Illegible August 25 Illegible

[SEAL]

CERTIFICATE OF MERGER

OF

REVLON-REALISTIC  PROFESSIONAL PRODUCTS, INC.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 905 OF THE

BUSINESS CORPORATION LAW

 BILLED

REVLON, INC.

625 MADISON AVENUE

NEW YORK, NEW YORK 10022

ICC

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED	DEC 30 1991
TAX $
BY:	/s/ Icc
NEW YORK

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF CHANGE

OF

ROUX LABORATORIES, INC.

(Under Section 505-A of the Business Corporation Law)

FIRST: The name of corporation is Roux Laboratories., Inc. The name under which the corporation was formed is Roux Distributing Co. Inc.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on January 28, 1946.

THIRD: The Certificate of incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of state shall mail a copy of any process against the corporation served upon him and, to accomplish said change, statement in the certificate of incorporation relating to said post office address is hereby stricken and the following statement is substituted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State shall mail a copy any process against the corporation served upon him is c/o Revlon Consumer Products Corporation 625 Madison Avenue, New York, New York 10022, Attention: Secretary.”

IN WITNESS WHEREOF, we have signed this certificates on this 1st day of June, 1992 and we affirm the statement a contained therein as true under penalties of perjury.

/s/ Robert K. Kretaman
Robert K. Kretaman
Vice President and Secretary

/s/ Annamarie DellaFave
Annamarie DellaFave
Assistant Secretary

CERTIFICATE OF CHANGE

OF

ROUX LABORATORIES, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED JUN 04 1992
TAX $
BY:
NY

Annamarie DellaFave
Revlon Consumer Products Corporation
625 Madison Avenue
New York, New York 10022

BILLED

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER

OF

AIM PARTNERS, LTD.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

The undersigned, Carol Mirando, being the Vice-President and Secretary of Roux Laboratories, Inc., a New York corporation, and being the Vice-President and Secretary of AIM Partners, Ltd., an Illinois corporation, hereby certifies:

1.	(a)	The name of each constituent corporation is as follows:

Roux Laboratories, Inc.

AIM Partners, Ltd.

	(b)	The name of the surviving corporation is

Roux Laboratories, Inc.

and following the merger its name shall be

Roux Laboratories, Inc.

2.            As each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Name of Corporation	Designation and number of shares in each class or series outstanding	class or series of shares entitled to vote	Shares entitled to vote as a Class or series

AIM Partners, Ltd.	600	Common	600

Roux Laboratories, Inc.	100	Common	100

3.            The date when the certificate of incorporation of each constituent corporation was filed by the Department of state is as follows:

Name of Corporation	Date of Incorporation

Roux Laboratories, Inc.	January 28, 1946

Incorporated under the name

Roux Distributing Co. Inc.

4.       AIM Partners, Ltd. Was formed in Illinois on April 7,2000 and has not since filed an Application of Authority to do business in the State of New York.

5.       The merger was adopted by the New York constituent corporation as to Roux Laboratories, Inc., by written consent of the shareholders and directors given in accordance with Section 615 and Section 708 of the Business Corporation Law, written notice having been duly given to non-consenting shareholders as and to the extent required by Section 615.

6.       AIM Partners, Ltd. has complied with the applicable provisions of the law of the State of Illinois in which it is incorporated, and this merger is permitted by such laws.

7.       The effective date of the merger shall be July 1, 2004.

IN WITNESS WHEREOF, I have signed this certificate on the 30th day of June, 2004, and I affirm the statement contained therein as true under penalties of perjury.

ROUX LABORATORIES, INC.

By:	/s/ Carol Mirando
Name:	Carol Mirando
Its:	Vice-President, Senior Corporate
Counsel and Secretary

AIM PARTNERS, LTD.

By:	/s/ Carol Mirando
Name:	Carol Mirando
Its:	Vice-President, Senior Corporate
Counsel and Secretary

CERTIFICATE OF MERGER

OF

AIM PARTNERS, LTD.

INTO

ROUX LABORATORIES, INC.

Section 904 of the Business Corporation Law

Filer:	Colomer U.S.A., Inc.
540 Beautyrest Ave.
Jacksonville, FL 32254
Cust.	Ref#785378AJC

DRAWDOWN

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED	JUN 30 2004
TAX $
BY:

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER

OF

A.P. PRODUCTS LTD.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

In accordance with Section 904 of the Business Corporation Law of the State of New York, the undersigned, Carol Mirando, being Vice President and Secretary of Roux Laboratories, Inc, a New York corporation, and Michael Powell, being Vice President and Secretary of A P. Products Ltd., a New York corporation, hereby certifies:

1.	(a)	The name of each constituent corporation participating in the merger is is as follows:

Roux Laboratories, Inc.

A.P. Products Ltd.

	(b)	The name of the surviving corporation is:

Roux Laboratories, Inc.

and following the merger its name shall be:

Roux Laboratories, Inc.

2.         As to each constituent corporation, the designation and number of outstanding shares of each class and series and the Voting rights are as follows:

Name of Corporation	Designation and number of shares in each class or series outstanding	Class or Series of shares entitled to vote	Shares entitled to vote as a class or series

A.P. Products Ltd.	10	Common	10

Roux Laboratories, Inc.	100	Common	100

3.       The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

Name of Corporation	Date of Incorporation

Roux Laboratories, Inc.	January 28, 1946
(Incorporated under the name
Roux Distributing Co. Inc.)

A.P. Products Ltd.	December 4, 1995

4.       In accordance with Section 904 of the Business Corporation Law, the Plan of Merger was adopted by the constituent corporation Roux Laboratories, Inc., by written consent of the directors given in accordance with Section 708 of the Business Corporation Law.

5.       The effective date of the merger shall be December 31, 2004.

IN WITNESS WHEREOF, we have made, subscribed and acknowledged this certificate of merger, this 30th day of December, 2004

A.P. PRODUCTS LTD.		ROUX LABORATORIES, INC.

By:	/s/ Michael Powell	By:	/s/ Carol Mirando
	Michael Powell		Carol Mirando
	Vice President and Secretary		Vice President, Senior Corporate
Counsel and Secretary

F 041231000 688

CERTIFICATE OF MERGER

OF

A.P. PRODUCTS LTD.

INTO

ROUX LABORATORIES, INC.

Section 904 of the Business Corporation Law

Filer:	Colomer U.S.A., Inc.
540 Beautyrest Ave.
Jacksonville, FL 32254
Cust.	Ref#115904DAV

DRAWDOWN

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED	DEC 31 2004
TAX $
BY:

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER

OF

FERMODYL PROFESSIONALS INC.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

The undersigned, Jack Carrothers, being the Secretary of Roux Laboratories, Inc., a New York corporation, and being the Secretary of Fermodyl Professionals Inc., a Delaware corporation, hereby certifies:

1.          (a)          The name of each constituent corporation is as follows:

 Roux Laboratories, Inc.

 Fermodyl Professionals Inc.

(b)         The name of the surviving corporation following the merger is Roux Laboratories, Inc.

2.        As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series entitled to vote as a class on the plan of merger, as follows:

Name of Corporation	Designation and number of shares in each class or series outstanding	Class or Series of shares entitled to vote	Shares entitled to vote as a class or series

Fermodyl Professionals Inc.	250	Common	250

Roux Laboratories, Inc.	100	Common	100

3.        Roux Laboratories, Inc. filed its certifícate of incorporation with the Department of State on January 28, 1946 under the name Roux Distributing Co. Inc.

4.        Fermodyl Professionals Inc. was incorporated in Delaware on September 25, 1987 under the name Fermodyl Inc., and no Application for Authority in the State of New York to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

5.       The merger was adopted by the surviving constituent corporation as to Roux Laboratories, Inc., by unanimous written consent of the shareholders and directors given in accordance with Section 615 and Section 708 of the Business Corporation.

6.       Fermodyl Professionals Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated, and this merger is permitted by such laws.

7.       The effective date of the merger shall be October 1, 2012.

IN WITNESS WHEREOF, I have signed this certificate on the 27th day of September, 2012, and I affirm the statement contained therein as true under penalties of perjury.

ROUX LABORATORIES, INC.

By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and Secretary

FERMODYL PROFESSIONALS INC.

By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and Secretary

CERTIFICATE OF MERGER

OF

FERMODYL PROFESSIONALS INC.

INTO

ROUX LABORATORIES, INC.

Under Section 904 of the Business Corporation Law.

STATE OF NEW YORK
DEPARTMENT OF STATE
OCT 01 2012
FILED
TAX $	0
BY:	ILLEGIBLE

Filed by:	Roux Laboratories, Inc.
5344 Overmyer Drive
	Jacksonville, FL 32254	New York

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER

OF

REALISTIC/ROUX PROFESSIONAL PRODUCTS, INC.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

The undersigned, Jack Carrothers, being the Secretary of Roux Laboratories, Inc., a New York corporation, and being the Secretary of Realistic/Roux Professional Products, Inc., a Delaware corporation, hereby certifies:

1.        Roux Laboratories, Inc. is the parent corporation of Realistic/Roux Professional Products, Inc, and owns 100% of all outstanding shares of Colomer Professional, Inc.

2.        (a)             The name of each constituent corporation is as follows:

Roux Laboratories, Inc.

Realistic/Roux Professional Products, Inc.

            (b)            The name of the surviving corporation following the merger is Roux Laboratories, Inc.

3.        As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series entitled to vote as a class on the plan of merger, as follows:

Name of Corporation	Designation and number of shares in each class or series outstanding	class or series of shares entitled to vote	Shares entitled to vote as a Class or Series

Realistic/Roux Professional Products, Inc.	1,000	Common	1,000

Roux Laboratories, Inc	100	Common	100

The total number of surviving shares of Roux Laboratories, Inc. shall be 100 shares.

4.        Roux Laboratories, Inc. filed its certificate of incorporation with the Department of State on January 28, 1946 under the name Roux Distributing Co. Inc.

5.        Realistic/Roux Professional Products, Inc. was incorporated in Delaware on December 19, 1991 and no Application for Authority in the State of New York to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

6.        The merger was adopted by the parent and surviving corporation, Roux Laboratories, Inc., by unanimous written consent of the shareholders and the board of directors given in accordance with Section 615 and Section 708 of the Business Corporation.

7.        Realistic/Roux Professional Products, Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated, and this merger is permitted by such laws.

8.        The effective date of the merger shall be October 5,2012.

IN WITNESS WHEREOF, I have signed this certificate on the 4th day of October, 2012, and I affirm the statement contained therein as true under penalties of perjury.

ROUX LABORATORIES, INC.

By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and secretary

REALISTIC/ROUX PROFESSIONAL PRODUCTS, INC.
By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and secretary

CERTIFICATE OF MERGER

OF

REALISTIC/ROUX PROFESSIONAL PRODUCTS INC.

INTO

ROUX LABORATORIES, INC.

Under Section 905 of the Business Corporation Law.

STATE OF NEW YORK DEPARTMENT OF STATE
FILED OCT 05 2012
TAX $
BY:	ILLEGIBLE

Filed by:	Roux Laboratories, Inc.
5344 Overmyer Drive
Jacksonville, FL 32254

CUSTOMER REF. #
362829 JBA
75

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

/s/: Anthony Giardina

Anthony Giardina Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER

OF

COLOMER PROFESSIONAL, INC.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

The undersigned, Jack Carrothers, being the Secretary of Roux Laboratories, Inc., a New York corporation, and being the Secretary of Colomer Professional, Inc., a Delaware corporation, hereby certifies:

1.          Roux Laboratories, Inc. is the parent corporation of Colomer Professional, Inc, and owns 100% of all outstanding shares of Colomer Professional, Inc.

2.          (a)            The name of each constituent corporation is as follows:

               Roux Laboratories, Inc.

               Colomer Professional, Inc.

(b)          The name of the surviving corporation following the merger is Roux Laboratories, Inc.

3.          As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series entitled to vote as a class on the plan of merger, as follows:

Name of Corporation	Designation and number of shares in each class or series outstanding	Class or Series of shares entitled to vote	Shares entitled to vote as a class or series

Colomer Professional, Inc.	100	Common	100

Roux Laboratories, Inc.	100	Common	100

The total number of surviving shares of Roux Laboratories, Inc. shall be 100 shares.

4.          Roux Laboratories, Inc. filed its certifícate of incorporation with the Department of State on January 28, 1946 under the name Roux Distributing Co. Inc.

5.          Colomer Professional, Inc. was incorporated in Delaware on July 6, 1987 under the name Revname Ten Corp., and no Application for Authority in the State of New York to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

6.          The merger was adopted by the parent and surviving corporation, Roux Laboratories, Inc., by unanimous written consent of the shareholders and board of directors given in accordance with Section 615 and Section 708 of the Business Corporation.

7.          Colomer Professional, Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated, and this merger is permitted by such laws.

8.          The effective date of the merger shall be October 5,2012.

IN WITNESS WHEREOF, I have signed this certificate on the 4th day of October, 2012, and I affirm the statement contained therein as true under penalties of perjury.

ROUX LABORATORIES, INC.

By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and Secretary

COLOMER PROFESSIONAL, INC.

By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and Secretary

CERTIFICATE OF MERGER

OF

COLOMER PROFESSIONAL, INC.

INTO

ROUX LABORATORIES, INC.

Under Section 905 of the Business Corporation Law.

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED OCT 05 2012
TAX $
By:	ILLEGIBLE

Filed by:	Roux Laboratories, Inc.
5344 Overmyer Drive
Jacksonville, FL 32254

CUSTOMER REF.#
362.829 JBA
85

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

STATE OF NEW YORK

DEPARTMENT OF STATE

CERTIFICATE OF MERGER

OF

AMERINAIL INC.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

The undersigned, Jack Carrothers, being the Secretary of Roux Laboratories, Inc., a New York corporation, and being the Secretary of Amerinail Inc., a Delaware corporation, hereby certifies:

1.            Roux Laboratories, Inc. is the parent corporation of Amerinail Inc., and owns 100% of all outstanding shares of Amerinail Inc.

2.            (a)        The name of each constituent corporation is as follows:

  Roux Laboratories, Inc.

             Amerinail Inc.

(b)        The name of the surviving corporation following the merger is Roux Laboratories, Inc.

3.            As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series entitled to vote as a class on the plan of merger, as follows:

Name of Corporation	Designation and number of shares in each class or series outstanding	class or series of shares entitled to vote	Shares entitled to vote as a Class or Series

Amerinail Inc.	1,000	Common	1,000

Roux Laboratories, Inc.	100	Common	100

The total number of surviving shares of Roux Laboratories, Inc. shall be 100 shares.

4.            Roux Laboratories, Inc. filed its certificate of incorporation with the Department of State on January 28, 1946 under the name Roux Distributing Co, Inc.

5.            Amerinail Inc. was incorporated in Delaware on December 13, 1996 and no Application for Authority in the State of New York to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

6.            The merger was adopted by the parent and surviving corporation, Roux Laboratories, Inc., by unanimous written consent of the shareholders and board of directors given in accordance with Section 615 and Section 708 of the Business Corporation.

7.            Amerinail Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated, and this merger is permitted by such laws.

8.            The effective date of the merger shall be October 5, 2012.

IN WITNESS WHEREOF, I have signed this certificate on the 4th day of October, 2012, and I affirm the statement contained therein as true under penalties of perjury.

ROUX LABORATORIES, INC.

By:	/s/ Jack carrothers
Name:	Jack carrothers
Its:	Senior Corporate Counsel and secretary

AMERINAIL INC.

By:	/s/ Jack carrothers
Name:	Jack carrothers
Its:	Senior Corporate Counsel and secretary

CERTIFICATE OF MERGER

OF

AMERINAIL INC.

INTO

ROUX LABORATORIES, INC.

Under Section 905 of the Business Corporation Law.

ILLEGIBLE
STATE OF NEW YORK DEPARTMENT OF STATE

FILED OCT 05 2012

TAX $
BY:

Filed by: Roux Laboratories, Inc.
5344 Overmyer Drive
Jacksonville, FL 32254

CUSTOMER REF. #
362829 JBA
90

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2016.

STATE OF NEW YORK
/s/ Anthony Giardina
DEPARTMENT OF STATE
Anthony Giardina
Executive Deputy Secretary of State

CERTIFICATE OF MERGER

OF

COLOMER PROFESSIONAL PRODUCTS INC.

INTO

ROUX LABORATORIES, INC.

UNDER SECTION 905 OF THE BUSINESS CORPORATION LAW

The undersigned, Jack Carrothers, being the Secretary of Roux Laboratories, Inc., a New York corporation, and being the Secretary of Colomer Professional Products Inc., a Delaware corporation, hereby certifies:

1.          Roux Laboratories, Inc. is the parent corporation of Colomer Professional, Inc, and owns 100% of all outstanding shares of Colomer Professional, Inc.

2.          (a)          The name of each constituent corporation is as follows:

Roux Laboratories, Inc.

Colomer Professional Products Inc.

(b)          The name of the surviving corporation following the merger is Roux Laboratories, Inc.

3.          As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series entitled to vote as a class on the plan of merger, as follows:

Name of Corporation	Designation and number of shares in each class or series outstanding	Class or Series of shares entitled to vote	Shares entitled to vote as a class or series

Colomer Professional Products Inc.	1,000	Common	1,000

Roux Laboratories, Inc.	100	Common	100

The total number of surviving shares of Roux Laboratories, Inc. shall be 100 shares.

4.          Roux Laboratories, Inc. filed its certificate of incorporation with the Department of State on January 28, 1946 under the name Roux Distributing Co, Inc.

5.          Colomer Professional Products Inc. was incorporated in Delaware on January 8, 1991 under the name Revlon Professional Products Inc., and no Application for Authority in the State of New York to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

6          The merger was adopted by the parent and surviving corporation, Roux Laboratories, Inc., by unanimous written consent of the shareholders and board of directors given in accordance with Section 615 and Section 708 of the Business Corporation.

6.          Colomer Professional Products Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated, and this merger is permitted by such laws.

7.          The effective date of the merger shall be October 5, 2012.

IN WITNESS WHEREOF, I have signed this certificate on the 4th day of October, 2012, and I affirm the statement contained therein as true under penalties of perjury.

ROUX LABORATORIES, INC.

By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and Secretary

COLOMER PROFESSIONAL PRODUCTS INC.

By:	/s/ Jack Carrothers
Name:	Jack Carrothers
Its:	Senior Corporate Counsel and Secretary

CERTIFICATE OF MERGER

OF

COLOMER PROFESSIONAL PRODUCTS INC.

INTO

ROUX LABORATORIES, INC.

Under Section 905 of the Business Corporation Law.

ILLEGIBLE
STATE OF NEW YORK
DEPARTMENT OF STATE
FILED OCT 05 2012
TAX $	ILLEGIBLE
By:	ILLEGIBLE
ILLEGIBLE

Filed by:	Roux Laboratories, Inc.
5344 Overmyer Drive
Jacksonville, FL 32254

CUSTOMER REF. #
362829 JBA
80